UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2011

SPS COMMERCE, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-34702	41-2015127
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 South Seventh Street, Suite 1000 Minneapolis, MN		55402
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (612) 435-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On June 14, 2011, BVCF IV, L.P., a fund managed by Adams Street Partners, LLC, completed a follow-on public offering of 1,204,327 shares of common stock of SPS Commerce, Inc. (the “Company”) with a price to the public of $16.50 per share. Stifel Nicolaus Weisel was the book-running manager for the offering and Craig-Hallum Capital Group was the co-manager for the offering. The Company will not receive any of the proceeds from the offering of shares by the selling stockholder.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SPS COMMERCE, INC.

Date: June 14, 2011	By	/s/ Kimberly K. Nelson
Kimberly K. Nelson
Executive Vice President and Chief Financial Officer